UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (date of earliest event reported):  December 31, 2008

Commission File No. 001-10403

TEPPCO Partners, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	76-0291058
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification Number)

1100 Louisiana Street, Suite 1600
Houston, Texas 77002
(Address of principal executive offices, including zip code)

(713) 381-3636
(Registrant's telephone number, including area code)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The consolidated balance sheet of Texas Eastern Products Pipeline Company, LLC and Subsidiaries (“TEPPCO GP”) as of December 31, 2008 is filed herewith as Exhibit 99.1 and is incorporated herein by reference.   TEPPCO GP is the general partner of TEPPCO Partners, L.P.

Included as Exhibit 23.1 is an auditors’ consent to the incorporation by reference into previously filed registration statements of their report relating to the consolidated balance sheet of TEPPCO GP at December 31, 2008 that is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit
Number	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Consolidated Balance Sheet of TEPPCO GP as of December 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO Partners, L.P.
(Registrant)

By: Texas Eastern Products Pipeline
Company, LLC
General Partner

Date: March 5, 2009	/s/ TRACY E. OHMART
Tracy E. Ohmart
Assistant Treasurer, Controller
and Acting Chief Financial
Officer